UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2005
U-Store-It Trust
(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

6745 Engle Road
Suite 300
Cleveland, OH		44130
(Address of principal executive offices)		(Zip Code)
(440) 234-0700
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On November 1, 2005, YSI XX LP (“YSI XX”), an indirect subsidiary of U-Store-It Trust (the “Company”), incurred a fixed rate mortgage loan (the “Mortgage Loan”) with TransAmerica Financial Life Insurance Company, a subsidiary of AEGON USA Realty Advisors, Inc., as the lender (the “Lender”), in the principal amount of approximately $72.5 million pursuant to a Secured Promissory Note (the “Secured Promissory Note”) and 37 separate security interests (each, a “Security Interest”). The Mortgage Loan, which is secured by 35 of the Company’s self-storage facilities and two of the Company’s other properties, bears interest at 5.97% and matures in November 2015. The Mortgage Loan will become immediately due and payable, and the Lender will be entitled to interest on the unpaid principal sum at an increased rate, if any required payment is not paid on or prior to the date when due or on the happening of any other event of default. The Mortgage Loan requires YSI XX to establish reserves relating to the mortgaged facilities for real estate taxes, replacements, repairs and insurance; however, the Lender waived the requirement for an insurance reserve, which waiver may be revoked by the Lender in the event of a default or failure to provide evidence that the premiums have been timely paid. U-Store-It, L.P., a Delaware limited partnership of which the Company is the sole general partner, is a guarantor under the Mortgage Loan with respect to certain exceptions to the non-recourse provisions of such loan.
     The foregoing description of the Mortgage Loan is qualified in its entirety by the full terms and conditions of the Secured Promissory Note, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and each Security Interest, the form of which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 1, 2005, YSI XX borrowed approximately $72.5 million pursuant to the Mortgage Loan described in Item 1.01 above which it intends to use for general corporate purposes. The full description of the Mortgage Loan set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit Number	Description
10.1	Secured Promissory Note, dated November 1, 2005 between YSI XX LP and Transamerica Financial Life Insurance Company

10.2	Form of Security Interest

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust
Date: November 4, 2005	By:	/s/ Steven G. Osgood
Steven G. Osgood
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Secured Promissory Note, dated November 1, 2005 between YSI XX LP and Transamerica Financial Life Insurance Company

10.2	Form of Security Interest

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